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                                                                   Exhibit 23(b)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



ASA International Ltd.
10 Speen Street
Framingham, Massachusetts 01701

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 15, 1996, relating to the consolidated financial statements of ASA International Ltd. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

                                              BDO Seidman, LLP

Boston, Massachusetts
September 24, 1996